SUPPLEMENT TO THE PROSPECTUS
The date of this supplement is April 29, 2020.

MFS® Municipal Income Fund
Class A1 & B1 shares

Effective immediately, the following is added after the fourth paragraph in the section entitled "Conversion Among Share Classes" under the main heading entitled "Description of Share Classes":
If you own Class A1 and/or Class B1 shares in an account held directly with MFSC for which no financial intermediary is specified as of April 30, 2020, your Class A1 and/or Class B1 shares will convert to Class I shares on or about July 17, 2020, as authorized by MFD.  Thereafter, Class A1 or Class B1 shares in an account held directly with MFSC for which no financial intermediary is specified will be periodically converted to Class I shares as authorized by MFD.  If your Class A1 or Class B1 shares are converted to Class I shares pursuant to this conversion feature, all future purchases in your account will be invested in Class I shares.  MFSC will generally send shareholders written notice at least 30 days prior to a conversion of their Class A1 or Class B1 shares to Class I shares.

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